UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 16, 2007
(Date of earliest event reported)
CONSOLIDATED WATER CO. LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I. (State or other jurisdiction of incorporation)	000-25248 (Commission File No.)	Not Applicable (IRS Employer Identification No.)
The Regatta Office Park
Windward Three, 4th Floor
West Bay Road, P.O Box 1114
Grand Cayman KY1-1102
Cayman Islands
(Address of Principal Executive Offices)
(345) 945-4277
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On April 11, 2007, the Board of Directors of Consolidated Water Co. Ltd. (the “Company”) amended the Company’s code of ethics (the “Code of Business Conduct and Ethics”) that applies to all of the Company’s employees and directors. The purpose of the amendment is to permit persons subject to the Code of Business Conduct and Ethics to effect transactions in the Company’s securities pursuant to approved trading plans established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of the amended Code of Business Conduct and Ethics is posted on the “Investor Relations — Corporate Governance” section of the Company’s website: www.cwco.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.
By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President and Chief Financial Officer

Date: April 16, 2007